                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 24, 2001
                        (Date of earliest event reported)


                                  ORGANIC, INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                                 000-29405                           94-3258989
----------------------------------                   ------------                       ---------------
(State or other jurisdiction                         (Commission                        (I.R.S. employer
     of incorporation)                               file number)                       identification no.)


                 601 Townsend Street, San Francisco, CA   94103
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code        (415) 581-5300

Item 5.  Other Events.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated July 24, 2001 reporting the registrant's financial results for the second quarter of fiscal 2001.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.
               99.1     Press Release issued by the registrant on July 24, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ORGANIC, INC.



                          By:      /s/ Mark D. Kingdon
                                   --------------------------------------------
                                   Mark D. Kingdon
                                   Chief Executive Officer



Date:  July 25, 2001

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
99.1                       Press Release